UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
January 5, 2007
(Date of earliest event reported)
Volcom, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51382 (Commission File Number)	33-0466919 (IRS Employer Identification No.)

1740 Monrovia Avenue, Costa Mesa, California (Address of principal executive offices)		92627 (Zip Code)
Registrant’s telephone number, including area code: (949) 646-2175

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On January 5, 2007, the Compensation Committee of Volcom, Inc. (the “Company”) approved certain compensation arrangements for 2007. The following is a description of the compensation arrangements that were approved.
Annual Base Salary
     The Compensation Committee approved changes in the base salaries of the Chief Executive Officer and the four next most highly compensated executive officers of the Company (the “Named Executive Officers”), effective as of January 1, 2007, as follows:

Named Executive Officer	Title	2007 Base Salary	2006 Base Salary
Richard R. Woolcott (1)	President and Chief Executive Officer	$400,000	$375,000

Douglas P. Collier	Chief Financial Officer, Secretary and Treasurer	$320,000	$300,000

Jason W. Steris	Chief Operating Officer	$320,000	$300,000

Tom D. Ruiz	Vice President of Sales	$320,000	$300,000

Troy C. Eckert	Vice President of Marketing	$250,000	$225,000
(1) Mr. Woolcott will also receive a $21,400 per year car allowance.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcom, Inc.

(Registrant)

Date	January 6, 2007	By	/s/ S. HOBY DARLING

S. Hoby Darling Vice President of Strategic Development, General Counsel